SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549





                            FORM 8-K

                         CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported):
                         October 15, 1999


                        CK Witco Corporation
         (Exact Name of Registrant as Specified in its Charter)



   Delaware                   0-30270              52-2183153
(State or other       (Commission File Number)    (IRS Employer
 jurisdiction of                                   Identification
 incorporation)                                    Number)


         199 Benson Road, Middlebury, CT            06749
    (Address of principal executive offices)      (zip code)


                         (203) 573-2000
     (Registrant's telephone number, including area code)





Item 5.     Other Events

     CK Witco Corporation, a Delaware corporation, distributed certain financial information to security analysts on October 15,
1999.   CK Witco Corporation is a corporation formed from the
merger of Crompton & Knowles Corporation and Witco Corporation on September 1, 1999. A copy of the financial information is attached as an exhibit hereto and is incorporated by reference herein.



Item 7.     Financial Statements and Exhibits

(a)          Financial statements of businesses acquired.

                Not Applicable

(b)          Pro forma financial information

                Not Applicable

(c)          Exhibits.

          99. Financial Information for Security Analysts dated October 15, 1999.





                         SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CK WITCO CORPORATION

                         By:  /s/J. T. Ferguson II
                         Name:   J. T. Ferguson II
                         Title:  Senior Vice President, General
                                 Counsel and Secretary



Date: October 15, 1999





                          EXHIBIT INDEX

     99.      Financial Information for Security Analysts dated
              October 15, 1999.